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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)     December 20, 1995
                                                      -----------------------

                         SOUTHERN MINERAL CORPORATION
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    Nevada
            -------------------------------------------------------
                (State or other jurisdiction of incorporation)


           0-8043                                            36-2068676
---------------------------------              ---------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)


 500 Dallas, Suite 2800, Houston, Texas                     77002-4708
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code      (713) 658-9444
                                                      ------------------------

            17001 Northchase, Suite 690 Houston, Texas  77060-2138
       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 20, 1995, Southern Mineral Corporation (the "Company" or "Registrant") purchased from Stone & Webster, Incorporated ("S&W") and Stone & Webster Oil Company, Inc. ("SWOC" and together with S&W, "Sellers"), certain of SWOC's oil and gas assets, and the outstanding capital stock of three wholly-owned subsidiaries of S&W and SWOC engaged in oil and gas related businesses, including production, marketing and pipelines. The aggregate purchase price was $16,500,000 and after giving effect to production since September 1, 1995, the aggregate cash purchase price paid was $16,200,000.

         The Company financed the acquisition with internally generated funds and two loans aggregating $15,200,000 made by Compass Bank-Houston on December 20, 1995. The Company borrowed $3,500,000 pursuant to a term loan due July 1, 1996. The Company also borrowed $11,700,000 pursuant to a revolving loan with an initial borrowing base of $12,500,000, due June 1, 1998. The term loan bears interest at a floating per annum rate equal to the highest prime rate published in the Wall Street Journal's "Money Rates" table ("Floating Prime Rate") plus two percent. Revolving loans bear interest, at the Company's option, at either the Floating Prime Rate or at a per annum LIBO rate determined by reference to Telerate Page 3750 (or if unavailable, similar service) plus (i) two and one-half percent until the term loan is paid in full, and thereafter (ii) two and one-quarter percent. The loans are secured by substantially all assets of the Company and its subsidiaries.

         This summary is qualified in its entirety by the October 31, 1995 Purchase and Sale Agreement between the Company and Sellers filed as an exhibit to Registrant's Form 8-K dated October 31, 1995, and the December 20, 1995 Compass Bank-Houston loan documents filed herewith as exhibits. The December 20, 1995 News Release of the Company concerning the subject transactions is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.

                          At the time of filing this Form 8-K, it is
                 impracticable for Registrant to provide the required financial statements for acquired businesses. Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than March 4, 1996.

         (b)     Pro Forma Financial Information.

                          At the time of filing this Form 8-K, it is
                 impracticable for Registrant to provide the required pro forma financial information. Registrant will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable, but not later than March 4, 1996.

         (c)     Exhibits.

                 2.1 Purchase and Sale Agreement, dated as of October 31, 1995, by and among Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Southern Mineral Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K of Registrant dated October 31, 1995).





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                 2.2      Escrow Agreement, dated as of October 31, 1995, by
                          and among Southern Mineral Corporation, Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Texas Commerce Bank National Association (incorporated by reference to Exhibit 2.2 to Form 8-K of Registrant dated October 31, 1995).

                 10.1 Credit Agreement, dated December 20, 1995, between Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, Spruce Hills Production Company, Inc., and Compass Bank-Houston for Reducing Revolving Line of Credit of up to $25,000,000 (filed herewith).

                 10.2 Promissory Note, dated December 20, 1995, in the original principal amount of $25,000,000, made by Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, and Spruce Hills Production Company, Inc. in favor of Compass Bank-Houston (filed herewith).

                 10.3 Credit Agreement, dated December 20, 1995, between Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, Spruce Hills Production Company, Inc., and Compass Bank-Houston for Term Loan of $3,500,000 (filed herewith).

                 10.4 Promissory Note, dated December 20, 1995, in the original principal amount of $3,500,000, made by Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, and Spruce Hills Production Company, Inc. in favor of Compass Bank-Houston (filed herewith).

                 99 News Release of Southern Mineral Corporation dated December 20, 1995 (filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 3, 1996                           SOUTHERN MINERAL CORPORATION



                                          By: /s/ Steven H. Mikel
                                             -----------------------------------
                                             Steven H. Mikel, President





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                             EXHIBIT  INDEX


             2.1 Purchase and Sale Agreement, dated as of October 31, 1995, by and among Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Southern Mineral Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K of Registrant dated October 31, 1995).

             2.2 Escrow Agreement, dated as of October 31, 1995, by and among Southern Mineral Corporation, Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Texas Commerce Bank National Association (incorporated by reference to Exhibit 2.2 to Form 8-K of Registrant dated October 31, 1995).

             10.1 Credit Agreement, dated December 20, 1995, between Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, Spruce Hills Production Company, Inc., and Compass Bank-Houston for Reducing Revolving Line of Credit of up to $25,000,000 (filed herewith).

             10.2 Promissory Note, dated December 20, 1995, in the original principal amount of $25,000,000, made by Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, and Spruce Hills Production Company, Inc. in favor of Compass Bank-Houston (filed herewith).

             10.3 Credit Agreement, dated December 20, 1995, between Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, Spruce Hills Production Company, Inc., and Compass Bank-Houston for Term Loan of $3,500,000 (filed herewith).

             10.4 Promissory Note, dated December 20, 1995, in the original principal amount of $3,500,000, made by Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, and Spruce Hills Production Company, Inc. in favor of Compass Bank-Houston (filed herewith).

             99 News Release of Southern Mineral Corporation dated December 20, 1995 (filed herewith).